Income tax expense	12 Months Ended
Dec. 31, 2023
Income tax expense
Income tax expense

A12.  Income tax expense

The income tax expense for the period comprises both current and deferred tax. Current tax expense represents the amount payable on this year’s taxable profits and any adjustment relating to prior years. Taxable profits differ from accounting profits as some items of income or expenditure are not taxable or deductible, or may be taxable or deductible in a different accounting period. The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Group’s subsidiaries and associates operate and generate taxable income.

Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences between accounting and tax bases. Deferred tax is determined using tax rates that are expected to apply when the timing difference reverses based on tax rates which are enacted or substantively enacted at the balance sheet date. Tax is recognised in the income statement, except to the extent that it relates to items recognised in other comprehensive income or equity. In this case, the tax is also recognised in other comprehensive income or equity as appropriate.

Analysis of charge in the year:

	2023	2022	2021
	£m	£m	£m
Current tax expense	94	76	57
Adjustment in respect of previous periods	(8)	2	(3)
Total current tax	86	78	54
Deferred tax expense/(credit)	30	(3)	21
Deferred tax adjustment in respect of previous periods	(4)	(11)	(13)
Total deferred tax	26	(14)	8
Total income tax expense	112	64	62

The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the weighted average tax rate applicable to profits of the consolidated companies as follows:

	2023	2022	2021
	£m	£m	£m
Profit before tax	493	296	325
Tax calculated at domestic tax rates applicable to profits in the respective countries	123	69	77
Adjustment in respect of previous periods	(12)	(9)	(16)
Expenses not deductible for tax purposes – one-off and adjusting items	1	9	3
Expenses not deductible for tax purposes – other	6	3	3
Income not subject to tax	(2)	(5)	(1)
Impairment of goodwill	—	5	—
Goodwill deductions and revaluation of intangible assets	—	—	(2)
Deferred tax recognised on losses	(3)	(1)	(4)
Deferred tax impact of change in tax rates	—	(7)	(4)
Provisions utilised for which no deferred tax assets were recognised	—	(1)	(1)
Local business taxes	1	1	1
US BEAT liability	1	—	5
Tax credits	(2)	—	—
Other	(1)	—	1
Total tax expense	112	64	62

The Group’s effective tax rate (ETR) for 2023 on reported profit before tax was 22.7% (2022: 21.6%). This compares with a blended rate of tax for the countries in which the Group operates of 25.1% (2022: 23.7%). The Group’s low tax rate in 2023 is primarily attributable to net prior-year tax credits of £12m (2022: £9m).

On 20 June 2023, Finance (No.2) Act 2023 was substantively enacted in the UK, introducing a global minimum effective tax rate of 15%. The legislation implements a domestic top-up tax and a multinational top-up tax, effective for accounting periods starting on or after 31 December 2023. The legislation will be effective for the Group’s financial year beginning 1 January 2024.

The Group is in scope of the substantively enacted legislation and has performed an assessment of the Group’s potential exposure to Pillar 2 income taxes, mainly focusing on the transitional country-by-country reporting safe harbours which apply until 2026. Various jurisdictions the Group operates in have also brought in legislation or are bringing in legislation to implement Pillar 2 and domestic top-up taxes. Given these local rules and the UK rules are based on the same Organisation for Economic Co-operation and Development (OECD) Pillar 2 model rules, we have assumed that any variations between the local country domestic top-up tax calculation and the UK multinational top-up tax calculation for that country will be immaterial. As such, the Group’s assessment has focused on the application of the UK multinational top-up tax to the Group.

The assessment of the potential exposure to Pillar 2 income taxes has been undertaken both on the 2022 tax filings, country-by-country report and financial statements, and on the 2023 financial data included in these Consolidated Financial Statements. Based on the assessment, the majority of the jurisdictions in which the Group operates would meet the conditions for the transitional safe harbour provisions and would not require full Pillar 2 calculations, nor would a top-up tax charge be levied. The Pillar 2 effective tax rates in most of the jurisdictions in which the Group operates are above 15% (calculated under the safe harbour provisions). However, there are a limited number of jurisdictions where the transitional safe harbour relief would not have applied and the Pillar 2 effective tax rate is close to 15%. Within the assessment, the aggregate of the estimated top-up tax charge for those countries is immaterial. Therefore, based on the assessment undertaken, the Group does not expect a material exposure to Pillar 2 income taxes in those jurisdictions for periods in which the Pillar 2 legislation will be effective.

Given the complexity of the Pillar 2 rules, the OECD and UK government are expected to continue issuing additional guidance regarding the implementation of Pillar 2 throughout 2024. Various other jurisdictions the Group operates in are also expected to bring in Pillar 2 rules and issue new or amended guidance throughout 2024. The Group will continue to monitor these updates as the Pillar 2 legislation and guidance evolve.

On 23 May 2023, the International Accounting Standards Board issued amendments to IAS 12 Income Taxes, introducing a mandatory temporary exception to the requirements of IAS 12 under which a company does not recognise or disclose information about deferred tax assets and liabilities related to the Pillar 2 rules. The Group applied the temporary exception at 31 December 2023.

A tax credit of £6m has been recognised in other comprehensive income (2022: £11m), which mainly relates to the recognition of tax losses arising on prior year mark-to-market movements on cross-currency and interest rate swaps recorded within other comprehensive income.